UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K


                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  December 22, 2009

                             -----------------------

                             ISCO INTERNATIONAL, INC.
               (Exact name of registrant as specified in its charter)

                             -----------------------


              Delaware              001-22302                36-3688459
   -----------------------       -------------------       ----------------
   (State or other jurisdiction    Commission File Number   I.R.S. Employer
      of incorporation)                                  Identification Number

1001 Cambridge Drive
Elk Grove Village, IL
                                                60007
(Address of principal executive offices)     (Zip Code)


                                   (847) 391-9400
                 (Registrant's telephone number, including area code)

                                  Not Applicable
          (Former name or former address, if changed since last report)

                              -----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [  ]   Written communications pursuant to Rule 425 under the Securities
	Act (17 CFR 230.425)
 [  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
 [  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))
 [  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
	Exchange Act (17 CFR 240.13e-4(c))


                                ---------------------

Item 1.03.   Bankruptcy or Receivership.
----------------------------------------

	As previously disclosed on a Current Report on Form 8-K filed July 15, 2009, on July 14, 2009, ISCO International, Inc. (the "Company") filed a voluntary petition for relief pursuant to Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). The petition was filed in the United States Bankruptcy Court for the Northern District of Illinois (the
"Bankruptcy Court") as case number 09-25416.

        On December 22, 2009, the Bankruptcy Court entered an order (the "Confirmation Order") confirming the Company's First Amended Plan of Reorganization (the "Plan"). A copy of the Plan, as confirmed, is attached hereto as Exhibit 2.1 and is incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Plan.

	 Pursuant to the Plan, as confirmed: (i) holders of the unimpaired Class A "First Bank" claims will receive either cash or the collateral securing its claim; (ii) holders of the impaired Class
B "Senior Lender" claims will receive a combination of cash, all of the new common stock of the reorganized company, and the ratable portion of the cash from proceeds of the lawsuit filed in the Cook
County, Illinois circuit court captioned as "ISCO International, Inc. v. TAA Group, Inc." and any suits arising out of the same relationship;
(iii) holders of the impaired Class C "General Unsecured" claims will receive a ratable portion of $25,000; (iv) holders of the impaired Class D "Subordinated" claims shall not receive any distributions and will be enjoined from pursuing any litigation claims against the Company; and
(v) holders of the impaired Class E "Equity Interests" will have their shares cancelled. The Plan also provides for the payment of administrative and priority claims.

        As of November 12, 2008, the Company had authorized 500,000,000 shares of common stock, of which 228,471,174 were issued and outstanding on such date. All such outstanding shares of common stock and rights to common stock, except as provided for in the Plan, will be cancelled as of the Effective Date. The Effective Date of the Plan is December 23, 2009.

        Information regarding the assets and liabilities of the Company is contained in the Company's First Amended Disclosure Statement.


Item 3.03.  Material Modification to Rights of Security Holders
---------------------------------------------------------------

        The information provided in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.


Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

(d) Exhibits

2.1 Debtors' First Amended Plan of Reorganization, as confirmed on December 22, 2009.


<Page.

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              ISCO INTERNATIONAL, INC.


                                              By:  /s/ John Owings
                                              _____________________________
                                              Name:	John Owings
                                              Title:	President
                                              Date:	December 23, 2009